EXHIBIT 10.12 STOCK COMPENSATION LISTING

ISHOPNOMARKUP.COM, INC.
Stock Compensation Listing
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
Cert # Date Issued  First Name   Last Name  # shares    Share Amt
9      08-Oct-99    Anthony      Night      50,500,000  $ 0.001   Compensation
77     15-Feb-00    David Nick   DiLucia        50,000  $ 0.19    Compensation
78     15-Feb-00    Scott        Brockop       150,000  $ 0.19    Compensation
79     15-Feb-00    Sal          Valente       100,000  $ 0.19    Compensation
80     15-Feb-00    Stella       Aghravi        10,947  $ 0.19    Compensation
81     15-Feb-00    Danny        DiLucia        26,316  $ 0.19    Compensation
82     15-Feb-00    Matteo       Patisso        50,000  $ 0.19    Compensation
137    15-Jan-00    PSY Trading                171,894  $ 0.19    Services
242    13-Mar-00    Edmond       Elyassian     500,000  $ 0.19    Compensation
274    04-Apr-00    Stella&Rony  Aghravi        10,000  $ 0.19    Compensation
292    22-May-00    Jak          Eisakharian       550  $ 1.00    Compensation
302    14-Jun-00    Peter        Buckles         7,500  $ 1.00    Services
303    14-Jun-00    Dan          Margolin        2,500  $ 1.00    Services
372    20-Jul-00    Finley
                    Fletcher &
                    Knapmeyer    LLP             1,667  $ 1.00    Services
373    20-Jul-00    Finley
                    Fletcher &
                    Knapmeyer    LLP             1,667  $ 1.00    Services
374    20-Jul-00    Finley
                    Fletcher &
                    Knapmeyer    LLP             1,667  $ 1.00    Services
370    20-Jul-00    Stephen      Pruden          1,040  $ 1.00    Services
                                            ------------------------------
                                 total      51,585,748
                                            ==========
                    Anthony      Kinght     (50,500,000)
                    other        employees    1,085,748

1.


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